                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                  This Second Amendment to Loan and Security Agreement (the
"Second Amendment") is made as of March 31, 2005, between Congress Financial
Corporation (Central) ("Lender") and Fansteel Inc., a Delaware corporation
("Fansteel") and Wellman Dynamics Corporation, a Delaware corporation
("Wellman"; Fansteel and Wellman are collectively "Borrowers" and each individually a "Borrower").

                                    RECITALS

                  WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated January 23, 2004 (as the same has been amended, supplemented or otherwise modified, the "Loan Agreement") and various other documents, instruments and agreements (as amended, supplemented or otherwise modified from time to time, the "Financing Agreements");

                  WHEREAS, Borrowers have requested that the Lender agree to modify the minimum EBITDA covenant set forth in the Loan Agreement; and

                  WHEREAS, Lender has agreed to such request on and subject to the terms and conditions hereof;

                  NOW THEREFORE, in consideration of the provisions set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings herein as given to such terms in the Loan Agreement.

                  2. Amendment to Loan Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

                  (a) Clause (a) of Section 9.17 of the Loan Agreement is
amended and restated in its entirety, as follows:

                  "(a) EBITDA Covenant.

                  Borrowers shall maintain EBITDA for each period set forth
below of at least the amount set forth opposite such period:

                                      -5-

                    Period                                           Amount
                    ------                                           ------
Six (6) months ended June 30, 2004                                 ($100,000)

Nine (9) months ended September 30, 2004                            $550,000

Twelve (12) months ended December 31, 2004                        $1,950,000

Twelve (12) months ended March 31, 2005 and the twelve (12)
months ended on the last day of each calendar quarter             $1,900,000"
thereafter

                  3. Condition. This Second Amendment shall be effective upon its execution and delivery by all parties hereto.

                  4. Representations and Warranties. To induce the Lender to enter into this Second Amendment, each Borrower hereby represents and warrants to the Lender as follows:

                  (a) The execution, delivery and performance by such Borrower of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its power, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Borrower, the organizational documents of such Borrower, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon such Borrower or any of its property;

                  (b) Each of the Loan Agreement and the other Financing
Agreements, as amended by this Amendment, are the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, and (ii) general principles of equity;

                  (c) The representations and warranties contained in the Loan
Agreement and the other Financing Agreements are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case any such representation or warranty shall be true and correct on and as of such earlier date); and

                  (d) Such Borrower has performed all of its obligations under the Loan Agreement and the Financing Agreements to be performed by it on or before the date hereof and as of the date hereof, such Borrower is in compliance with all applicable terms and provisions of the Loan Agreement, and each of the
Financing Agreements to be observed and performed by it, and no Default or Event of Default is in existence.

                                      -6-

                  5. Miscellaneous.

                  (a) Expenses. Borrowers agree to pay, on demand, all costs and expenses of Lender (including the fees and expenses of outside counsel for
Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Second Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5(a) shall survive any termination of the Loan Agreement as amended hereby.

                  (b) Governing Law. This Second Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

                  (c) Counterparts. This Second Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same amendment.

                  (d) Successors. This Second Amendment shall be binding upon
Borrowers and Lender and their respective successors and assigns, and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns.

                  (e) Ratification. Except as herein amended, the Loan Agreement shall remain unchanged and in full force and effect, and is hereby ratified in all respects.

                                      -7-

                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

LENDER                                        BORROWERS
------                                        ---------

CONGRESS FINANCIAL CORPORATION (CENTRAL)      FANSTEEL INC.

By /S/ Barry Felker                           By /s/ R. Michael McEntee
-------------------                              ----------------------
Title Assistant Vice President                Title Vice President and Chief
------------------------------                Financial Officer

                                              WELLMAN DYNAMICS CORPORATION

                                              By /s/ R. Michael McEntee
                                                 ----------------------
                                              Title Vice President
                                              --------------------